8-K dataio 010912

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: January 9, 2012
(Date of earliest event reported)

Data I/O Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 0-10394

_____________________________________

Washington	91-0864123
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 185th Ave. N.E., Suite 101 Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items reported in this filing:

Item 2.02 Results of Operation and Financial Condition

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

Item 2.02 Results of Operation and Financial Condition

A press release announcing approval of a new $6 million stock repurchase plan and preliminary results for the fourth quarter and year ended December 31, 2011 was made on January 9, 2012 and a copy of the release is being furnished herewith as Exhibit 99.1 in this current report.

Item 8.01 Other Events

Data I/O Corporation announces authorization of a stock repurchase program

The Board of Directors of Data I/O Corporation in a meeting on January 9, 2012 approved a new and expanded 2012 share repurchase program with provisions to buy back up to $6 million dollars of stock.  The program will include establishing a Rule 10b5-1 plan under the Exchange Act to provide flexibility to make purchases at any time.  Data I/O announced the authorization of the new stock repurchase program in a press release dated January 9, 2012 (see Item 2.02 above and Exhibit 99.1 furnished in this current report).

The shares will be purchased in the open market and by block purchases, based on prevailing market conditions and price limits, and the stock repurchase program is authorized through February 28, 2013.  The program may be suspended or discontinued at any time. The 10b5-1 trading plan allows the company to repurchase the company’s common stock in the open market during periods in which stock trading is otherwise closed for the company.  The discretionary repurchase provisions and the 10b5-1 provisions of the program are expected to become effective January 13, 2012.  The company had approximately 9.2 million shares of common stock outstanding as of December 31, 2011.

Previously, Data I/O announced a stock repurchase program on October 20, 2011 to buy back up to $1 million dollars of stock over four quarters.  Through December 31, 2011, Data I/O repurchased 62,916 shares of stock at an average price of $3.97 for a total repurchase amount of $249,986 plus $2,517 in commissions.  This original plan will be terminated prior to starting in its place the new expanded 2012 repurchase plan discussed above.

Item 9.01 Financial Statements and Exhibits.

(d)                 Exhibits

Exhibit No.	Description

99.1	Press Release: New $6 million stock repurchase plan approved and preliminary results for the fourth quarter and year ended December 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation

January 9, 2012	By: /s/ Joel S. Hatlen Joel S. Hatlen Vice President Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release: New $6 million stock repurchase plan approved and preliminary results for the fourth quarter and year ended December 31, 2011

EX-99.1 2 ex99_1.htm PRESS RELEASE: RESULTS FOR FOURTH QUARTER AND YEAR 2011

Exhibit 99.1

Joel Hatlen	Hayden IR
Vice President and Chief Financial Officer	Brett Maas, Managing Partner
Data I/O Corporation	(646) 536-7331
6464 185th Ave. NE, Suite 101	Email: brett@haydenir.com - or -
Redmond, WA 98052	Dave Fore, Client Manager & Senior Research Analyst
(425) 881-6444	(206) 450-2151
investorrelations@dataio.com	Email: dave@haydenir.com

DATA I/O ANNOUNCES NEW $6 MILLION STOCK REPURCHASE PLAN APPROVED BY BOARD OF DIRECTORS

Preliminary fourth quarter and year 2011 results

Redmond, WA, January 9, 2011 – Data I/O Corporation (NASDAQ: DAIO), the leading provider of manual and automated device programming systems, today announced that the Board of Directors of Data I/O Corporation approved a new and expanded 2012 stock repurchase program with provisions to buy back up to $6 million dollars of common stock.  The program will include establishing a Rule 10b5-1 plan under the Exchange Act to provide flexibility to make purchases at any time.

The shares will be purchased in the open market and by block purchases, based on prevailing market conditions and price limits. The stock repurchase program is authorized through February 28, 2013, and the program may be suspended or discontinued at any time. The 10b5-1 trading plan allows the company to repurchase the company’s common stock in the open market during periods in which stock trading is otherwise closed for the company. The discretionary repurchase provisions and the 10b5-1 provisions of the program are expected to become effective January 13, 2012. The company had approximately 9.2 million shares of common stock outstanding as of December 31, 2011.

Previously, Data I/O announced a stock repurchase program on October 20, 2011, to buy back up to $1 million dollars of stock over four quarters.  Through December 31, 2011, Data I/O repurchased 62,916 shares of stock at an average price of $3.97 for a total repurchase amount of $249,986 plus $2,517 in commissions.  This original plan will be terminated prior to starting the new expanded 2012 repurchase plan discussed above.

Preliminary Financial Results

Data I/O announced that for the fourth quarter of 2011 it expects to report revenues of approximately $5.7 million and results in the range of breakeven to a loss of $300,000.  The Company believes the decline in orders and revenue relates primarily to reduced capital spending resulting from economic uncertainty related to the European sovereign debt and a downturn in Asia-based electronics manufacturing.  Data I/O expects the fourth quarter of 2011 gross margin percentage to decline based on the lower sales volume, as well as the product mix.  For the year ended December 31, 2011, Data I/O expects to report revenues of approximately $26.6 million and net income in the range of $800,000 to $1.1 million.

“While I am disappointed with the fourth quarter results, the decline in capital spending demand appears to be in line with the announcements of other capital equipment providers,” stated Fred Hume, President and CEO.  “I am pleased that the Company’s sales funnel continues to grow for our new RoadRunner 3 and Factory Integration Software.  These new products have generated high interest from potential customers at various industry trade events such as Productronica 2011, and we expect that interest to translate into sales in the future.”

The Company remains in a strong financial position with cash of approximately $18 million and no debt at the end of the fourth quarter.  The Company expects to announce actual results for the fourth quarter and the year ended December 31, 2011, on February 28, 2012.

About Data I/O Corporation

With almost 40 years of expertise in delivering intellectual property to programmable devices, Data I/O offers complete, integrated manufacturing solutions in wireless, automotive, programming center, semiconductor, and industrial control market segments for OEM, ODM, EMS and semiconductor companies. Data I/O is the leader in programming and provides hardware and software solutions for turn-key programming and device testing services, as well as in-system (on-board), in-line (right before use at the SMT line), or in-socket (off-line) programming. These solutions are scalable for small, medium and large volume applications with different device mixes.  Data I/O Corporation has headquarters in Redmond, Wash., with sales and services worldwide. For further information, visit the company’s website at http://www.dataio.com.

Forward Looking Statement

Statements in this news release concerning expected revenue, expected margins, expected loss, orders and financial positions, cash position, share repurchases and any other statement that may be construed as a prediction of future performance or events are forward-looking statements which involve known and unknown risks, uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements.  These factors include uncertainties as to ability to record revenues based upon the timing of product deliveries and installations, accrual of expenses, changes in economic conditions and other risks including those described in the Company's filings on Forms 10K and 10Q with the Securities and Exchange Commission (SEC), press releases and other communications.